SIXTH AMENDMENT TO
RESTATED AND AMENDED PURCHASE AGREEMENT

This Sixth Amendment and Assignment to Restated and Amended Purchase Agreement ("Sixth Amendment") is effective as of the 21st of April, 2006, between MILLWORKS TOWN CENTER, LLC, an Ohio limited liability company ("Purchaser"), and THE KIRK & BLUM MANUFACTURING COMPANY, an Ohio corporation ("Seller").

WITNESSETH:

WHEREAS, Seller and Trademark Property Company entered into that certain Restated and Amended Purchase Agreement dated June 20, 2005, as amended by that certain First Amendment to Restated and Amended Purchase Agreement dated July 15, 2005 and the Second Amendment to Restated and Amended Purchase Agreement dated September 14, 2005; Seller, Trademark Property Company and Purchaser entered into the Third Amendment and Assignment to Restated and Amended Purchase Agreement dated October 20, 2005; Seller and Purchaser entered into the Fourth Amendment to Restated and Amended Purchase Agreement dated December 29, 2005; and Seller and Purchaser entered into the Fifth Amendment to Restated and Amended Purchase Agreement dated March 1, 2006 (as amended, the "Agreement"), covering the sale of two (2) separate parcels of land, as more particularly described therein (unless otherwise defined herein, all defined terms in this Sixth Amendment will have the same meaning as in the Agreement); and

WHEREAS, Purchaser and Seller have previously agreed that the Closing of Parcel A was extended to occur on or before April 24, 2006;

NOW, THEREFORE, for good and valuable consideration -- which the parties acknowledge receiving -- Seller and Purchaser hereby agree as follows:

    Closing of Parcel A is extended until on or before May 15, 2006, notwithstanding anything in the Agreement to the contrary.

    Purchaser may extend Closing of Parcel A until on or before June 12, 2006 by delivering to Seller a nonrefundable, but fully applicable to the purchase price, payment of Two Hundred Thousand Dollars ($200,000.00) on or before May 12, 2006.

Except as specifically modified by the terms of this Sixth Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect and unmodified and are hereby ratified by the parties.

This Agreement may be executed in any number of counterparts, each of which will be an original, and all of which -- when taken together -- will constitute one (1) document. Facsimile signatures will be treated as original signatures for all purposes hereunder.

(signature blocks on following page)

EFFECTIVE as of the day and year first above written.

PURCHASER: MILLWORKS TOWN CENTER, LLC,

an Ohio limited liability company

By: /s/Kent Arnold

Name: /s/ Kent Arnold

Its: /s/Managing Member

SELLER: THE KIRK & BLUM MANUFACTURING COMPANY,

an Ohio corporation

By: /s/Dennis W. Blazer

Name: /s/ Dennis W. Blazer

Its: /s/Treasurer and Secretary